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		      SECURITIES AND EXCHANGE COMMISSION
			   Washington, D. C.   20549


				  FORM 8-K


			       CURRENT REPORT

		     Pursuant to Section 13 or 15(d) of
		    The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) February 5, 2002
						 ----------------

Commission File Number 0-5544

			   OHIO CASUALTY CORPORATION
	    (Exact name of registrant as specified in its charter)

				    OHIO
	(State or other jurisdiction of incorporation or organization)

				 31-0783294
		    (I.R.S. Employer Identification No.)

		      9450 Seward Road, Fairfield, Ohio
		  (Address of principal executive offices)

				    45014
				 (Zip Code)

			       (513) 603-2400
		       (Registrant's telephone number)


			       Not Applicable
	  (Former name or former address, if changed since last report)





			     Exhibit Index - Page 3

				Page 1 of 3 Pages
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ITEM 5.  Other Events
------   ------------

On February 5, 2002, Ohio Casualty Corporation announced an update to the projected financial results of its Corporate Strategic Plan. This Plan, originally announced in June 2001, is designed to meet the Corporation's long-term financial objectives and improve its financial performance.

A copy of the press release issued by Ohio Casualty Corporation on February 5, 2002, announcing the strategic plan update is attached hereto as Exhibit 99 and is incorporated herein by reference.



ITEM 7.  Financial Statements and Exhibits
------   ---------------------------------

Exhibit No.     Description
----------      -----------

    99 Press release dated February 5, 2002, announcing an update to the projected financial results of the Corporate Strategic Plan.





			     Page 2 of 3 Pages

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				  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


					    OHIO CASUALTY CORPORATION
					    -------------------------
						    (Registrant)



March 6, 2002                               /s/ Donald F. McKee
					    --------------------------
					    Donald F. McKee, Chief Financial
					    Officer






				EXHIBIT INDEX
				-------------

			 Current Report on Form 8-K
			   Dated February 5, 2002


Exhibit No.      Description
----------       -----------

    99 Press release dated February 5, 2002, announcing an update to the projected financial results of the Corporate Strategic Plan.






			       Page 3 of 3 Pages